Forward-Looking Statements and Additional Information Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its three operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill and intangible asset impairment charges, restructuring and special charges, loss on disposition of business line, income taxes, and net income or loss attributable to noncontrolling interests and redeemable noncontrolling interests. Earnings Per Share —The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

3

(1) See appendix for non-GAAP explanation and reconciliation of non-GAAP measures. 4

5

2018 Investments in Technology • Drone capabilities - WeGoLook has a network of over 2,000 licensed drone operators • Intuitive Looker interface - Data collection integrated with Crawford claims systems • Internet of Things (loT) - Working with partners on leak detection sensors that will significantly reduce claim costs • Virtual Reality (VR) - Supports our clients’ pre-and post-loss needs for accurate, detailed image capture • RENOVO - Crawford’s new U.S. catastrophe portal • Robotic Process Automation (RPA) - Driving efficiency and quality in the claims process • Variance Analytics - Developed tools to understand risk variance within metrics • Job Track tool - Interactive web accessed tool providing unprecedented transparency into the property repair process 6

Focus on Execution • Global Service Lines positioning Crawford to be a stronger partner to our clients • Investing in new capabilities and solutions to open large market opportunities that we are uniquely positioned to capitalize on • Targeting industries where we expect continued growth and higher loss frequencies • Increasing client engagement and creating more focused solutions to long-standing industry challenges • Blending our deep claims experience with disruptive technologies to deliver world class claims service • Continuing to build client followership through our market leading thought leadership and white papers 7

Disciplined Capital Allocation • Sale of the Garden City Group business improved our focus on our core business of providing outsourced claims solutions globally • Focused on improving cash generation and delivering value to our shareholders through disciplined capital allocation • Strengthened our balance sheet by paying down $35 million in debt and contributing $25 million to our defined benefit pension plans • Repurchased 5.5% of the Company's average outstanding shares over the past 13 months • Dividends of $13.5 million in 2018 provide a meaningful and predictable yield to our shareholders • Continued exploration of opportunistic acquisitions to enhance our capabilities and geographic reach 8

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FOURTH QUARTER 2018 FINANCIAL SUMMARY Quarter Ended December 31, December 31, ($ in millions, except per share amounts) 2018 2017 % Change Revenues $263.8 $298.8 (12)% Non-GAAP Revenues excluding GCG business (1) $263.8 $282.2 (7)% Net Income (Loss) Attributable to Shareholders of Crawford & Company $11.9 ($2.0) 695 % Restructuring and Special Charges — $3.3 nm Loss on Disposition of Business Line $1.3 — nm Goodwill and Intangible Asset Impairment Charges $1.1 $19.6 (95)% Diluted Earnings (Loss) per Share CRD-A $0.22 ($0.03) 833 % CRD-B $0.20 ($0.05) 500 % Non-GAAP Diluted Earnings per Share (1) CRD-A $0.32 $0.31 3 % CRD-B $0.30 $0.29 3 % Adjusted Operating Earnings (1) $32.2 $24.8 30 % Adjusted Operating Margin (1) 12.2% 8.8% 340bps Adjusted EBITDA (1) $41.4 $35.0 18 % Adjusted EBITDA Margin (1) 15.7% 12.4% 330bps (1) See appendix for non-GAAP explanation and reconciliation of non-GAAP measures. 10

RECONCILIATION OF NON-GAAP ITEMS

Three Months Ended December 31, 2018

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share	Diluted Earnings per CRD-B Share
GAAP	$ 263,794	$ 32,229	$ 23,995	$ 11,938	$ 0.22	$ 0.20
Adjustments:						
Goodwill and Intangible Asset Impairment Charges	—	—	1,056	785	0.01	0.01
Loss on disposition of business line	—	—	1,274	962	0.02	0.02
Impact of tax reform in the U.S.	—	—	—	3,583	0.07	0.07
Non-GAAP Adjusted	$ 263,794	$ 32,229	$ 26,325	$ 17,268	$ 0.32	$ 0.30

Three Months Ended December 31, 2017

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax (Loss) Earnings	Net Income (Loss) Attributable to Crawford & Company	Diluted (Loss) Earnings per CRD-A Share	Diluted (Loss) Earnings per CRD-B Share
GAAP	$ 298,767	$ 24,202	$ (4,173)	$ (2,013)	$ (0.03)	$ (0.05)
Adjustments:						
GCG business [(1)]	(16,541)	2,089	2,119	1,341	0.02	0.02
Retained corporate overhead [(2)]	—	(1,541)	(1,541)	(840)	(0.01)	(0.01)
Goodwill impairment charges	—	—	19,598	12,419	0.22	0.22
Restructuring and special charges	—	—	3,266	2,113	0.04	0.04
Impact of tax reform in the U.S.	—	—	—	3,795	0.07	0.07
Non-GAAP Adjusted	$ 282,226	$ 24,750	$ 19,269	$ 16,815	$ 0.31	$ 0.29

(1) Removes the operating results for the 2017 periods of the GCG business disposed on June 15, 2018.
(2) Overhead allocated to the GCG business that would have been retained at the parent level.

Crawford®

11

CRAWFORD CLAIMS SOLUTIONS SEGMENT HIGHLIGHTS Operating Results (4Q 2018 v. 4Q 2017) Three months ended • Revenues of $92.1 million versus $114.5 million Gross profit of $20.8 million versus $24.6 million (in thousands, except December 31, December 31, • percentages) 2018 2017 Variance • Operating earnings of $6.0 million versus $9.7 million • Gross profit margin of 22.5% versus 21.5% Revenues $92,132 $114,509 (19.5%) • Operating earnings margin of 6.5% versus 8.5% Direct expenses 71,380 89,931 (20.6%) Gross profit 20,752 24,578 (15.6%) Highlights Indirect expenses 14,732 14,829 (0.7%) • Revenues down from 2017 when we experienced $22 million in additional revenues from Hurricanes Harvey, Operating earnings $6,020 $9,749 (38.3%) Irma, and Maria in the U.S. and Debbie and Hato in the Asia Pacific region Gross profit margin 22.5% 21.5% 1.0% • On a constant dollars basis, revenues of $93.0 million Operating margin 6.5% 8.5% (2.0%) • Earnings reflect higher investments in the U.S. to drive incremental growth Total cases received 125,414 137,816 (9.0%) Full time equivalent employees 3,014 3,041 (0.9%) 12

CRAWFORD TPA SOLUTIONS: BROADSPIRE SEGMENT HIGHLIGHTS Operating Results (4Q 2018 v. 4Q 2017) Three months ended • Revenues of $102.2 million versus $100.0 million • Gross profit of $29.8 million versus $28.1 million (in thousands, except December 31, December 31, percentages) 2018 2017 Variance • Operating earnings of $12.9 million versus $10.6 million • Gross profit margin of 29.1% versus 28.1% Revenues $102,183 $99,980 2.2% Direct expenses 72,430 71,838 0.8% • Operating earnings margin of 12.6% versus 10.6% Gross profit 29,753 28,142 5.7% Highlights Indirect expenses 16,858 17,512 (3.7%) • Increases in revenue due to new claims management clients Operating earnings $12,895 $10,630 21.3% augmenting growth in the U.S. and Canada • Pipeline of new business opportunities is strong Gross profit margin 29.1% 28.1% 1.0% • No significant impact to revenues from foreign currency Operating margin 12.6% 10.6% 2.0% changes Total cases received 205,123 197,622 3.8% Full time equivalent employees 3,144 2,931 7.3% 13

CRAWFORD SPECIALTY SOLUTIONS SEGMENT HIGHLIGHTS

Operating Results (4Q 2018 v. 4Q 2017)

- Revenues of $69.5 million versus $84.3 million
- Gross profit of $26.3 million versus $29.6 million
- Operating earnings of $15.3 million versus $14.5 million
- Gross profit margin of 37.9% versus 35.1%
- Operating margin of 22.0% versus 17.2%

Highlights

- Change in U.K. contractor repair business operating model reduced revenues by $1.0 million as compared to 2017. This change had no impact on operating earnings
- Garden City Group revenues of $16.5 million in the 2017 quarter
- Absent foreign exchange decreases of $.6 million, revenues would have been $70.1 million

	Three months ended		
(in thousands, except percentages)	December 31, 2018	December 31, 2017	Variance
Revenues	**$69,479**	$84,278	(17.6%)
Direct expenses	**43,147**	54,689	(21.1%)
Gross profit	**26,332**	29,589	(11.0%)
Indirect expenses	**11,013**	15,053	(26.8%)
Operating earnings	**$15,319**	$14,536	5.4%
Gross profit margin	**37.9%**	35.1%	2.8%
Operating margin	**22.0%**	17.2%	4.8%
Total cases received	**82,926**	71,411	16.1%
Full time equivalent employees	**1,579**	1,809	(12.7%)
Non-GAAP Excluding GCG Business			
Revenues	**$69,479**	$67,737	2.6%
Direct expenses	**43,147**	41,671	3.5%
Gross profit	**26,332**	26,066	1.0%
Indirect expenses	**11,013**	9,441	16.7%
Operating earnings	**$15,319**	$16,625	(7.9%)
Gross profit margin	**37.9%**	38.5%	(0.6%)
Operating margin	**22.0%**	24.5%	(2.5%)

14

Crawford®

BALANCE SHEET HIGHLIGHTS December December Unaudited ($ in thousands) 31, 2018 31, 2017 Change Cash and cash equivalents $ 53,119 $ 54,011 $ (892) Accounts receivable, net 131,117 174,172 (43,055) Unbilled revenues, net 108,291 108,745 (454) Total receivables 239,408 282,917 (43,509) Goodwill 96,890 96,916 (26) Intangible assets arising from business acquisitions, net 85,023 97,147 (12,124) Goodwill and intangible assets arising from business acquisitions 181,913 194,063 (12,150) Deferred revenues 52,674 60,309 (7,635) Pension liabilities 74,323 87,035 (12,712) Short-term borrowings and current portion of capital leases 23,284 25,212 (1,928) Long-term debt, less current portion 167,126 200,460 (33,334) Total debt 190,410 225,672 (35,262) Total stockholders' equity attributable to Crawford & Company 171,288 182,320 (11,032) Net debt (1) 137,291 171,661 (34,370) (1) See Appendix for non-GAAP explanation and reconciliation 15

OPERATING AND FREE CASH FLOW For the year ended December 31, Unaudited ($ in thousands) 2018 2017 Variance Net Income Attributable to Shareholders of Crawford & Company $ 25,978 $ 27,665 $ (1,687) Depreciation and Other Non-Cash Operating Items 57,833 45,519 12,314 Loss on Disposition of Business Line 20,270 — 20,270 Goodwill and Intangible Asset Impairment Charges 1,056 19,598 (18,542) Billed Receivables Change 7,844 (14,844) 22,688 Unbilled Receivables Change (18,588) (2,644) (15,944) Change in Accrued Compensation and 401K (7,660) (368) (7,292) Change in Accrued and Prepaid Income Taxes 2,270 (508) 2,778 Other Working Capital Changes (12,632) (20,436) 7,804 U.S. and U.K. Pension Contributions (23,952) (13,225) (10,727) Cash Flows from Operating Activities 52,419 40,757 11,662 Property & Equipment Purchases, net (14,052) (19,044) 4,992 Capitalized Software (internal and external costs) (15,968) (25,867) 9,899 Free Cash Flow(1) $ 22,399 $ (4,154) $ 26,553 (1) See Appendix for non-GAAP explanation and reconciliation 16

SHARE REPURCHASES • During the three months ended December 31, 2018, the Company repurchased 89,262 shares of CRD-A and 29,623 shares of CRD-B at an average cost of $9.00 and $8.99, respectively • During the twelve months ended December 31, 2018, the Company repurchased 1,144,410 shares of CRD-A and 94,378 shares of CRD-B at an average cost of $8.36 and $8.96, respectively • At December 31, 2018, the Company had remaining authorization to repurchase 427,883 shares under the 2017 Repurchase Authorization • On January 22, 2019, under a separate authorization, the Company entered into Stock Purchase Agreements to repurchase an aggregate of 421,427 shares of CRD-A and 1,376,889 shares of CRD-B. Pursuant to the Purchase Agreements, the Company paid a purchase price of $9.10 per share, for an aggregate purchase price of $16,364,676 plus commission 17

2019 GUIDANCE Crawford & Company is providing initial guidance for 2019 as follows: YEAR ENDING DECEMBER 31, 2019 Low End High End Consolidated revenues before reimbursements $1.05 $1.10 billion Net income attributable to shareholders of Crawford & Company $46.0 $51.0 million Diluted earnings per share--CRD-A $0.85 $0.95 per share Diluted earnings per share--CRD-B $0.78 $0.88 per share Consolidated operating earnings $90.0 $100.0 million Consolidated adjusted EBITDA $130.0 $140.0 million 18

2018 ACCOMPLISHMENTS • Launched our Global Service Lines • Implemented industry verticals and solutions • Advanced our “Cultural Renaissance” across the Company and reinforced our ‘One Crawford’ values • Implemented cutting-edge technologies such as RENOVO, Robotic Process Automation, Drones, and more • Accelerated innovation by partnering with early-and-growth stage startups • Sold the Garden City Group business line • Improved free cash flow and reduced debt to lowest level in three years • And, celebrated 50 years as a public company with a foundation of predictability and stability 19

CONCLUSION Looking forward Crawford has four primary objectives for 2019: • Growth: Increasing the velocity of revenue growth through continuous innovation as we work to deliver our goal of achieving 5% revenue growth and 15% earnings growth annually • System Readiness: Prioritizing IT investments across the globe to be at the forefront of innovation and disruption • People Readiness: Attract, develop, engage and retain the caring and capable people who deliver the Company’s mission. Continue to advance employee training and leadership development • Fiscal Responsibility: Focusing on cash generation capabilities and improving the Company’s free cash flow. Maintain prudent expense management and a conservative balance sheet while maximizing our return on capital investment and providing a return to shareholders 20

21

APPENDIX: NON-GAAP FINANCIAL INFORMATION Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. The reconciliation from Cash Flows from Operating Activities is provided on slide 16. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill and intangible asset impairment charges, restructuring and special charges, loss on disposition of business line, income taxes, and net income or loss attributable to noncontrolling interests. 22

APPENDIX: NON-GAAP FINANCIAL INFORMATION (continued) Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage.   Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income with adjustments for depreciation and amortization, interest expense-net, income tax provision, restructuring and special charges, loss on disposition of business line, goodwill and intangible asset impairment charges and non-cash stock-based compensation expense and excluding the impacts of the GCG business. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Revenue, Operating Earnings, Pretax Earnings, Net Income, Diluted Earnings per Share and EBITDA Excluding the GCG Business Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of the disposed of GCG business, restructuring and special charges net of tax, impact of tax reform in the U.S. and loss on disposition of business line net of tax, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. 23

FOURTH QUARTER AND FULL YEAR 2018 BUSINESS SUMMARY Quarter Ended Year Ended December 31, December 31, December 31, December 31, ($ in millions, except per share amounts) 2018 2017 % Change 2018 2017 % Change Revenues $263.8 $298.8 (12)% $1,071.0 $1,105.8 (3)% Non-GAAP Revenues excluding GCG business (1) $263.8 $282.2 (7)% $1,041.1 $1,029.6 1 % Net Income (Loss) Attributable to Shareholders of Crawford & Company $11.9 ($2.0) 695% $26.0 $27.7 6 % Restructuring and Special Charges — $3.3 nm — $12.1 nm Loss on Disposition of Business Line $1.3 — nm $20.3 — nm Goodwill and Intangible Asset Impairment charges $1.1 $19.6 (95)% $1.1 $19.6 (95)% Diluted Earnings (Loss) per Share CRD-A $0.22 ($0.03) 833% $0.50 $0.52 (4)% CRD-B $0.20 ($0.05) 500% $0.42 $0.45 (7)% Non-GAAP Diluted Earnings per Share (1) CRD-A $0.32 $0.31 3% $0.86 $0.93 (8)% CRD-B $0.30 $0.29 3% $0.79 $0.86 (8)% Adjusted Operating Earnings (1) $32.2 $24.8 30% $89.5 $94.6 (5)% Adjusted Operating Margin (1) 12.2% 8.8% 340bps 8.6% 9.2% (600)bps Adjusted EBITDA (1) $41.4 $35.0 18% $127.2 $130.9 (3)% Adjusted EBITDA Margin (1) 15.7% 12.4% 330bps 11.9% 12.7% (800)bps 1) See Appendix for non-GAAP explanation and reconciliation 24

QUARTERLY OPERATING AND FREE CASH FLOW

Unaudited ($ in thousands)	Three Months Ended March 31, 2018	Three Months Ended June 30, 2018	Three Months Ended September 30, 2018	**Three Months Ended December 31, 2018**	**Year Ended December 31, 2018**
Net Income Attributable to Shareholders of Crawford & Company	$ 8,569	$ (2,425)	$ 7,896	**$ 11,938**	**$ 25,978**
Depreciation and Other Non-Cash Operating Items	12,866	12,462	12,110	**20,395**	**57,833**
Goodwill and Intangible Asset Impairment Charges	—	—	—	**1,056**	**1,056**
Loss on Disposition of Business Line	—	17,795	1,201	**1,274**	**20,270**
Billed Receivables Change	2,848	(3,387)	13,350	**(4,967)**	**7,844**
Unbilled Receivables Change	(20,180)	(8,166)	2,190	**7,568**	**(18,588)**
Change in Accrued Compensation and 401K	(15,721)	(1,444)	9,009	**496**	**(7,660)**
Change in Accrued and Prepaid Income Taxes	—	(4,064)	5,377	**957**	**2,270**
Other Working Capital Changes	2,375	(9,497)	(3,969)	**(1,541)**	**(12,632)**
U.S. and U.K. Pension Contributions	(4,381)	(6,349)	(12,438)	**(784)**	**(23,952)**
Cash Flows from Operating Activities	(13,624)	(5,075)	34,726	**36,392**	**52,419**
Property & Equipment Purchases, net	(5,141)	(4,397)	(2,868)	**(1,646)**	**(14,052)**
Capitalized Software (internal and external costs)	(5,717)	(2,553)	(4,828)	**(2,870)**	**(15,968)**
Free Cash Flow(1)	$ (24,482)	$ (12,025)	$ 27,030	**$ 31,876**	**$ 22,399**

(1) *See Appendix for non-GAAP explanation and reconciliation*

Crawford®

25

RECONCILIATION OF NON-GAAP ITEMS

Revenues, Costs of Services Provided, and Operating Earnings

Unaudited ($ in thousands)	Quarter Ended December 31, 2018	Quarter Ended December 31, 2017	Full Year Guidance 2019 *
Revenues Before Reimbursements			
Total Revenues	$ 274,520	$ 313,541	$ 1,143,000
Reimbursements	(10,726)	(14,774)	(68,000)
Revenues Before Reimbursements	$ 263,794	$ 298,767	$ 1,075,000
Costs of Services Provided, Before Reimbursements			
Total Costs of Services	$ 192,343	$ 227,709	
Reimbursements	(10,726)	(14,774)	
Costs of Services Provided, Before Reimbursements	$ 181,617	$ 212,935	

Unaudited ($ in thousands)	Quarter Ended December 31, 2018	Quarter Ended December 31, 2017	Full Year Guidance 2019 *
Operating Earnings:			
Crawford Claims Solutions	$ 6,020	$ 9,749	
Crawford TPA Solutions: Broadspire	12,895	10,630	
Crawford Specialty Solutions	15,319	14,536	
Unallocated corporate and shared costs and credits, net	(2,005)	(10,713)	
Consolidated Operating Earnings	32,229	24,202	$ 95,000
Deduct:			
Net corporate interest expense	(2,707)	(2,388)	(10,800)
Stock option expense	(387)	(376)	(2,000)
Amortization expense	(2,810)	(2,747)	(11,200)
Goodwill impairment charges	(1,056)	(19,598)	—
Restructuring and special charges	—	(3,266)	—
Loss on disposition of business line	(1,274)	—	
Income taxes	(12,287)	1,530	(21,600)
Net loss attributable to non-controlling interests and redeemable noncontrolling interests	230	630	(900)
Net Income (Loss) Attributable to Shareholders of Crawford & Company	$ 11,938	$ (2,013)	$ 48,500

** Midpoints of Company's Guidance, issued February 25, 2019*

Crawford

26

RECONCILIATION OF NON-GAAP ITEMS (continued) Adjusted EBITDA Quarter Ended Full Year December 31, December 31, Guidance Unaudited ($ in thousands) 2018 2017 2019 * Net income (loss) attributable to shareholders of Crawford & Company $ 11,938 $ (2,013) $ 48,500 Add: Depreciation and amortization 10,795 11,010 45,700 Stock-based compensation 1,358 1,688 8,400 Net corporate interest expense 2,707 2,388 10,800 Goodwill and intangible asset impairment charges 1,056 19,598 — Restructuring and special charges — 3,266 — Loss on disposition of business line 1,274 — — Income taxes 12,287 (1,530) 21,600 Removal of the impact of the disposed GCG business — 578 — Adjusted EBITDA $ 41,415 $ 34,985 $ 135,000 * Midpoints of Company's Guidance, issued February 25, 2019 27

RECONCILIATION OF NON-GAAP ITEMS (continued) Net Debt December 31, December 31, Unaudited ($ in thousands) 2018 2017 Net Debt Short-term borrowings $ 23,195 $ 24,641 Current installments of capital leases 89 571 Long-term debt and capital leases, less current installments 167,126 200,460 Total debt 190,410 225,672 Less: Cash and cash equivalents 53,119 54,011 Net debt $ 137,291 $ 171,661 28

RECONCILIATION OF NON-GAAP ITEMS (continued)

Segment Gross Profit

(in thousands)	Three months ended December 31, 2018	Three months ended December 31, 2017	Years ended December 31, 2018	Years ended December 31, 2017
Segment gross profit:				
Crawford TPA Solutions: Broadspire	$ 29,753	$ 28,142	$ 109,224	$ 106,054
Crawford Claims Solutions	20,752	24,578	76,866	75,675
Crawford Specialty Solutions	26,332	29,589	106,937	115,892
Segment gross profit	76,837	82,309	293,027	297,621
Segment indirect costs:				
Crawford TPA Solutions: Broadspire	(16,858)	(17,512)	(72,315)	(67,830)
Crawford Claims Solutions	(14,732)	(14,829)	(67,030)	(58,148)
Crawford Specialty Solutions	(11,013)	(15,053)	(55,901)	(62,474)
Unallocated corporate and shared costs, net	(2,005)	(10,713)	(9,321)	(13,463)
Consolidated operating earnings	32,229	24,202	88,460	95,706
Net corporate interest expense	(2,707)	(2,388)	(10,109)	(9,062)
Stock option expense	(387)	(376)	(1,742)	(1,718)
Amortization expense	(2,810)	(2,747)	(11,152)	(10,982)
Goodwill and intangible asset impairment charges	(1,056)	(19,598)	(1,056)	(19,598)
Restructuring and special charges	—	(3,266)	—	(12,084)
Loss on disposition of business line	(1,274)	—	(20,270)	—
Income taxes	(12,287)	1,530	(18,542)	(15,039)
Net loss attributable to noncontrolling interests and redeemable noncontrolling interests	230	630	389	442
Net income (loss) attributable to shareholders of Crawford & Company	$11,938	($2,013)	$25,978	$27,665

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NON-GAAP RESULTS EXCLUDING GCG BUSINESS Three Months Ended December 31, 2018 Direct Indirect Operating Unaudited ($ in thousands) Revenues Expenses Gross Profit Expenses Earnings Crawford Specialty Solutions $ 69,479 $ 43,147 $ 26,332 $ 11,013 $ 15,319 Adjustments: GCG business — — — — — Crawford Specialty Solutions excluding GCG $ 69,479 $ 43,147 $ 26,332 $ 11,013 $ 15,319 Three Months Ended December 31, 2017 Direct Indirect Operating Unaudited ($ in thousands) Revenues Expenses Gross Profit Expenses Earnings Crawford Specialty Solutions $ 84,278 $ 54,689 $ 29,589 $ 15,053 $ 14,536 Adjustments: GCG business (16,541) (13,018) (3,523) (5,612) 2,089 Crawford Specialty Solutions excluding GCG $ 67,737 $ 41,671 $ 26,066 $ 9,441 $ 16,625 30

NON-GAAP RESULTS EXCLUDING GCG BUSINESS

Three Months Ended December 31, 2018

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share	Diluted Earnings per CRD-B Share
GAAP	$ 263,794	$ 32,229	$ 23,995	$ 11,938	$ 0.22	$ 0.20
Adjustments:						
Goodwill and Intangible Impairment Charges	—	—	1,056	785	0.01	0.01
Loss on disposition of business line	—	—	1,274	962	0.02	0.02
Impact of tax reform in the U.S.	—	—	—	3,583	0.07	0.07
Non-GAAP Adjusted	$ 263,794	$ 32,229	$ 26,325	$ 17,268	$ 0.32	$ 0.30

Year Ended December 31, 2018

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share	Diluted Earnings per CRD-B Share
GAAP	$ 1,070,971	$ 88,460	$ 44,131	$ 25,978	$ 0.50	$ 0.42
Adjustments:						
GCG business [(1)]	(29,875)	3,935	3,932	2,670	0.05	0.05
Retained corporate overhead [(2)]	—	(2,925)	(2,925)	(1,986)	(0.04)	(0.04)
Goodwill and Intangible Impairment Charges	—	—	1,056	785	0.01	0.01
Loss on disposition of business line	—	—	20,270	15,304	0.28	0.28
Impact of tax reform in the U.S.	—	—	—	3,583	0.06	0.07
Non-GAAP Adjusted	$ 1,041,096	$ 89,470	$ 66,464	$ 46,334	$ 0.86	$ 0.79

(1) Removes the operating results for the 2018 periods of the GCG business disposed on June 15, 2018.
(2) Overhead allocated to the GCG business that would have been retained at the parent level.

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NON-GAAP RESULTS EXCLUDING GCG BUSINESS

Three Months Ended December 31, 2017

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax (Loss) Earnings	Net Income (Loss) Attributable to Crawford & Company	Diluted (Loss) Earnings per CRD-A Share	Diluted (Loss) Earnings per CRD-B Share
GAAP	$ 298,767	$ 24,202	$ (4,173)	$ (2,013)	$ (0.03)	$ (0.05)
Adjustments:						
GCG business [1]	(16,541)	2,089	2,119	1,341	0.02	0.02
Retained corporate overhead [2]	—	(1,541)	(1,541)	(840)	(0.01)	(0.01)
Goodwill impairment charges	—	—	19,598	12,419	0.22	0.22
Restructuring and special charges	—	—	3,266	2,113	0.04	0.04
Impact of tax reform in the U.S.	—	—	—	3,795	0.07	0.07
Non-GAAP Adjusted	$ 282,226	$ 24,750	$ 19,269	$ 16,815	$ 0.31	$ 0.29

Year Ended December 31, 2017

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share	Diluted Earnings per CRD-B Share
GAAP	$ 1,105,832	$ 95,706	$ 42,262	$ 27,665	$ 0.52	$ 0.45
Adjustments:						
GCG business [1]	(76,200)	4,356	4,582	2,876	0.05	0.05
Retained corporate overhead [2]	—	(5,458)	(5,458)	(3,363)	(0.06)	(0.06)
Goodwill impairment charges	—	—	19,598	12,419	0.22	0.22
Restructuring and special charges	—	—	12,084	7,818	0.13	0.13
Impact of tax reform in the U.S.	—	—	—	3,795	0.07	0.07
Non-GAAP Adjusted	$ 1,029,632	$ 94,604	$ 73,068	$ 51,210	$ 0.93	$ 0.86

(1) Removes the operating results for the 2017 periods of the GCG business disposed on June 15, 2018.
(2) Overhead allocated to the GCG business that would have been retained at the parent level.

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